

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:   441919AE7
Series Number of Class A-2 Certificates:   441919AF4
Original Sale Balance:                  $474,825,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                     06/20/2000


Investor Certificateholder Floating Allocation             87.18%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                     2,989,185.53
Aggregate Amount of  Interest Collections              836,729.93
Aggregate Amount of  Principal Collections           2,152,455.60

Class A Interest Collections                           729,481.36
Class A Principal Collections                        2,055,305.02
Seller Interest Collections                            107,248.57
Seller Principal Collections                            97,150.58

Weighted Average Loan Rate                                 14.44%
Net Loan Rate                                              13.44%

               Weighted Average Maximum Loan Rate          19.63%

Class A-1 Certificate Rate                                  6.83%
Maximum Investor Certificate Rate                          13.44%
Class A-1 Certificate Interest Distributed             303,862.98
Class A-1 Investor Certificate Interest Shortfall            0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00

Class A-2 Certificate Rate                                  6.76%
Maximum Investor Certificate Rate                          13.44%
Class A-2 Certificate Interest Distributed              13,226.71
Class A-2 Investor Certificate Interest Shortfall            0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                   0.00

Maximum Principal Dist. Amount (MPDA)                2,107,350.89
Alternative Principal Dist. Amount (APDA)            2,055,305.02
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      2,055,305.02


Principal  allocable to Class A-1                    1,968,733.52
Principal allocable to Class A-2                        86,571.50
SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00
APDA allocable to Class A-2                                  0.00

Reimbursement to Credit Enhancer                             0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss           91,063.78
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss            4,004.37
Amount
Cumulative Investor Liquidation Loss Amount             95,068.15

Total Principal allocable to A-1                     2,059,797.30
Total Principal allocable to A-2                        90,575.87

Beginning Class A-1 Certificate Principal Balance   55,238,398.63
Beginning Class A-2 Certificate Principal Balance    2,428,900.49
Ending Class A-1 Certificate Principal Balance      53,178,601.33
Ending Class A-2 Certificate Principal Balance       2,338,324.62

Class A-1 Factor                                        0.1169210
Class A-2 Factor                                        0.1169162
Pool Factor (PF)                                        0.1377863

Servicer Certificate (Page 2 of  3)

Distribution Date:                                     06/20/2000

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                              50,074.91
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount              95,068.15
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                              68,924,319.26
Ending Pool Balance                                 66,759,859.50
Beginning Invested Amount                           60,089,886.12
Ending Invested Amount                              57,939,512.95
Beginning Seller Principal Balance                   8,834,433.14
Ending Seller Principal Balance                      8,820,346.55
Additional Balances                                     97,150.58

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                        0.00

Beginning Reserve Account Balance                    1,211,294.00
Ending Reserve Account Balance                       1,211,294.00

Beginning Seller Interest                                12.8176%
Ending Seller's Interest                                 13.2121%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts                                          179
     Trust Balance                                   5,291,728.30
   60 - 89 days (Del Stat 4)
     No. of Accounts                                           44
     Trust Balance                                   1,188,202.60
   90+ days (Del Stat 5+)
     No. of Accounts                                           99
     Trust Balance                                   2,606,901.04
   270+ days (Del Stat 11+)
     No. of Accounts                                          117
     Trust Balance                                   3,777,819.73
   REO
     No. of Accounts                                           14
     Trust Balance                                     362,644.10


Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                     06/20/2000

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           204,399.15
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00

Application of Available Funds
     Aggregate Amount of Collections                 2,989,185.53
    Deposit for principal not used to purchase
subsequent loans


     Servicing Fee                                      50,074.91
     Prinicpal and Interest to Class A-1             2,363,660.28
     Prinicpal and Interest to Class A-2               103,802.58
     Seller's portion of Principal and Interest        204,399.15
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   267,248.61
     Total                                           2,989,185.53



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.









A Servicing Officer



Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                     06/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)


Class A Certificateholder Floating Allocation            87.1824%
Percentage
Class A Certificateholder Fixed Allocation               97.9045%
Percentage

Beginning Class A-1 Certificate Balance             55,238,398.63
Beginning Class A-2 Certificate Balance              2,428,900.49

Class A-1 Certificate Rate                               6.82875%
Class A-2 Certificate Rate                               6.76000%
Class A-1 Certificate Interest Distributed               0.668088
Class A-2 Certificate Interest Distributed               0.661336
Class A-1 Certificate Interest Shortfall                 0.000000
Distributed
Class A-2 Certificate Interest Shortfall                 0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest          0.000000
Shortfall

Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              4.528769
Class A-2 Certificate Principal Distributed              4.528794
   Maximum Principal Distribution Amount                 4.438163
   Scheduled Principal  Distribution Amount              4.328553
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.200217
Distributed

Total Amount Distributed to Certificateholders           5.196573

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance                53,178,601.33
Ending Class A-2 Certificate Balance                 2,338,324.62

Class A-1 Factor                                        0.1169210
Class A-2 Factor                                        0.1169162
Pool Factor (PF)                                        0.1377863

Unreimbursed Liquidation Loss Amount                         0.00
Accrued Interest on Unreimbursed Liquidation Loss            0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                    0.00
Liquidation Loss Amount

Class A Servicing Fee                                   50,074.91

Beginning Invested Amount                           60,089,886.12
Ending Invested Amount                              57,939,512.95
Beginning Pool Balance                              68,924,319.26
Ending Pool Balance                                 66,759,859.50

Credit Enhancement Draw Amount                               0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                     06/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                          179
     Trust Balance                                   5,291,728.30

   60 - 89 days (Del Stat 4)
     No. of Accounts                                           44
     Trust Balance                                   1,188,202.60

   90+ days (Del Stat 5+)
     No. of Accounts                                           99
     Trust Balance                                   2,606,901.04

   REO
     No. of Accounts                                           14
     Trust Balance                                     362,644.10

Aggregate Liquidation Loss Amount for Liquidated       109,045.10
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date
Class A-2 Certificate Rate for Next Distribution    To be updated
Date

Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00


